Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
Note 10. Subsequent Events
In October 2023, the Company issued and sold 6,825,411 shares of its common stock in
“at-the-market”
offerings pursuant to the Sales Agreement for an aggregate purchase price of $2.9 million. The Company intends to use the proceeds to support the commercial launch of the FDA authorized AspyreRx.
On October 16, 2023 the Company announced the commercial launch of AspyreRx.
On October 30, 2023, the Company’s stockholders approved a proposed amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at a ratio of not less than
1-for-10
and not greater than
1-for-25,
subject to and as determined by the Company’s board of directors. The primary reason the Company sought stockholder approval of the reverse stock split was to attempt to increase the per share market price of its common stock to exceed the minimum closing bid price requirement for continued listing on The Nasdaq Capital Market.

16.	Subsequent Events
On March 23, 2023 Company announced a reduction in workforce of approximately 35% of its employees and other cost saving initiatives as part of a cost reduction initiative to improve
its cash runway and focus on the long-term success of the Company. The Company estimates that it will incur approximately $400 thousand in cash-based expenses related to severance and benefits in the second quarter
of 2023.